UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  July 22, 2005


                                SPECTRASITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


                001-31769                                56-2027322
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         (Commission File Number)        (I.R.S. Employer Identification Number)


400 Regency Forest Drive, Cary, North Carolina             27511
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    (Address of principal executive offices)             (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

       CREDIT FACILITY

       On July 22, 2005, SpectraSite Communications, Inc., a wholly-owned subsidiary of SpectraSite, Inc. (the "Company"), entered into an amendment with the lenders under its $900 million senior secured credit facility.

       The amendment, among other things, allows the Company to complete its previously announced merger transaction with American Tower Corporation, permits certain American Tower Corporation affiliate transactions following consummation of the merger, conforms requirements regarding the delivery of interim and ongoing financial statements and the content and deadlines for certain other deliveries to be consistent with American Tower Corporation's current senior credit facility, and provides for an increase in the maximum leverage ratio permitted to be maintained by SpectraSite Communications, Inc.

       A copy of the credit facility amendment is attached to this report as
Exhibit 10.1 and is incorporated herein by reference.

       EXECUTIVE SEVERANCE PLAN B

       On July 22, 2005, the Company entered into amendments to the Company's Executive Severance Plan B with Dale A. Carey, Gabriela Gonzalez, Thomas Prestwood and John H. Lynch.

       These amendments provide for a six-month delay in distribution of severance payments so as to avoid adverse tax consequences under the American Jobs Creation Act of 2004.

       Copies of each amendment are attached to this report as Exhibits 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.


ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDER

       On July 25, 2005, amendments became effective to the Indenture, dated as of May 21, 2003, governing the Company's 8 1/4% senior notes due 2010 (the "Notes"). The Company conducted a solicitation of consents from the holders of the Notes. As of 12:00 a.m. (midnight), New York City time, at the end of July 22, 2005, which was the deadline for the receipt of those consents, the Company had received the consents required under the indenture governing the Notes to approve the amendments. The effectiveness of those amendments, however, depended on the Company's acceptance of the tendered Notes for repurchase and the repurchase of those Notes, which was effected on July 25, 2005.

       The amendments, among other things:

         o Eliminated all events of default with respect to the Notes other than events of default relating to bankruptcy or the failure to pay principal of, and interest on, the Notes; and

         o Eliminated covenants that, among other things, limit the Company's ability to pay dividends, make distributions and certain investments, incur debt, sell assets, engage in sale-leaseback transactions, enter into certain transactions with affiliates, offer to repurchase the Notes in certain change of control transactions, incur liens and engage in mergers or consolidations.

       The amendments are set forth in the First Supplemental Indenture, dated as of July 25, 2005, between the Company and The Bank of New York, as trustee. A copy of the First Supplemental Indenture is attached to this report as Exhibit
4.1 and is incorporated herein by reference.


ITEM 8.01     OTHER EVENTS

       On July 25, 2005, the Company announced that it has received the required consents and priced the tender offer in conjunction with its cash tender offer for any and all of its $200 million of Notes and a solicitation of consents to eliminate certain restrictive covenants from the indenture governing the Notes. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial statements of businesses acquired.

       Not applicable

(b)    Pro forma financial information.

       Not applicable

(c)    Exhibits.

       EXHIBIT NO.      DESCRIPTION
       -----------      -----------

          4.1 First Supplemental Indenture, dated July 25, 2005, between SpectraSite, Inc. and The Bank of New York, as trustee.

          10.1 First Amendment to Credit Agreement, dated as of July 22, 2005, by and among SpectraSite Communications, Inc., as Borrower, SpectraSite, Inc., as a Guarantor, Toronto Dominion (Texas) LLC, as Administrative Agent, and the other credit parties thereto.

          10.2 Amendment to SpectraSite, Inc. Executive Severance Plan B, dated as of July 22, 2005, by and between SpectraSite, Inc. and Dale A. Carey.

          10.3 Amendment to SpectraSite, Inc. Executive Severance Plan B, dated as of July 22, 2005, by and between SpectraSite, Inc. and Gabriela Gonzalez.

          10.4 Amendment to SpectraSite, Inc. Executive Severance Plan B, dated as of July 22, 2005, by and between SpectraSite, Inc. and Thomas Prestwood.

          10.5 Amendment to SpectraSite, Inc. Executive Severance Plan B, dated as of July 22, 2005, by and between SpectraSite, Inc. and John H. Lynch.

          99.1          Press Release dated July 25, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SPECTRASITE, INC.



Date:  July 25, 2005                       By: /s/ Mark A. Slaven
                                               ------------------------
                                               Name:  Mark A. Slaven
                                               Title: Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


   4.1 First Supplemental Indenture, dated July 25, 2005, between SpectraSite, Inc. and The Bank of New York, as trustee.

   10.1 First Amendment to Credit Agreement, dated as of July 22, 2005, by and among SpectraSite Communications, Inc., as Borrower, SpectraSite, Inc., as a Guarantor, Toronto Dominion (Texas) LLC, as Administrative Agent, and the other credit parties thereto.

   10.2 Amendment to SpectraSite, Inc. Executive Severance Plan B, dated as of July 22, 2005, by and between SpectraSite, Inc. and Dale A. Carey.

   10.3 Amendment to SpectraSite, Inc. Executive Severance Plan B, dated as of July 22, 2005, by and between SpectraSite, Inc. and Gabriela Gonzalez.

   10.4 Amendment to SpectraSite, Inc. Executive Severance Plan B, dated as of July 22, 2005, by and between SpectraSite, Inc. and Thomas Prestwood.

   10.5 Amendment to SpectraSite, Inc. Executive Severance Plan B, dated as of July 22, 2005, by and between SpectraSite, Inc. and John H. Lynch.

   99.1          Press Release dated July 25, 2005.